                                                                   EXHIBIT 10.10

                                 FIRST AMENDMENT
                                       OF
                     HOUSEHOLD INTERNATIONAL NON-QUALIFIED
                           DEFERRED COMPENSATION PLAN

                  WHEREAS, Household International, Inc. (the "Company") maintains The Household International Non-Qualified Deferred Compensation Plan (the "Plan"); and

                  WHEREAS, amendment of the Plan is now considered desirable;

                  NOW, THEREFORE, pursuant to the power reserved to the Compensation Committee under Section 17 of the Plan and resolutions adopted by the Compensation Committee on November 9 and by the Board of Directors of the Company on November 10, 1998, the Plan is hereby amended, effective as of December 1, 1998, by substituting the following for Section 22 of the Plan:

         "Section 22. Change in Control. A "Change in Control " shall be deemed to have occurred if:

(1) Any "person" (as defined in Section 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act")), excluding for this purpose the Company or any subsidiary of the Company, or any employee benefit plan of the Company, or any subsidiary of the Company, or any person or entity organized, appointed or established by the Company for or pursuant to the terms of such plan which acquires beneficial ownership of voting securities of the Company, is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act) directly or indirectly of securities of the Company representing twenty percent (20%) or more of the combined voting power of the Company's then outstanding securities; provided, however, that no Change in Control shall be deemed to have occurred as the result of an acquisition of securities of the Company by the Company which, by reducing the number of voting securities outstanding, increases the direct or indirect beneficial ownership interest of any person to twenty percent (20%) or more of the combined voting power of the Company's then outstanding securities, but any subsequent increase in the direct or indirect beneficial ownership interest of such a person in the Company shall be deemed a Change in Control; and provided further that if the Board of Directors of the Company determines in good faith that a person who has become the beneficial owner directly or indirectly of securities of the Company representing twenty percent (20%) or more of the combined voting power of the Company's then outstanding securities has inadvertently reached that level of ownership interest, and if such person divests as promptly as practicable a sufficient amount of securities of the Company so that the person no longer has a direct or indirect beneficial ownership interest in twenty percent (20%) or more of the combined voting power of the Company's then outstanding securities, then no Change in Control shall be deemed to have occurred;

(2) During any period of two (2) consecutive years (not including any period prior to December 1, 1998) individuals who at the beginning of such two-year period constitute the Board of Directors of the Company and any new director or directors (except for any director designated by a person who has entered into an agreement with the Company to effect a transaction described in subparagraph (1), above, or subparagraph (3), below) whose election by the Board or nomination for election by the Company's stockholders was approved by a vote of at least two-thirds of the directors then still in office who either were directors at the beginning of the period or whose election or nomination for election was previously so approved, cease for any reason to constitute at least a majority of the Board (such individuals and any such new directors being referred to as the "Incumbent Board");

(3) Consummation of (x) an agreement for the sale or disposition of the Company or all or substantially all of the Company's assets,(y) a plan of merger or consolidation of the Company with any other corporation, or (z) a similar transaction or series of transactions involving the Company (any transaction described in parts (x) through (z) of this subparagraph (3) being referred to as a "Business Combination"), in each case unless after such a Business Combination (I) the stockholders of the Company immediately prior to the Business Combination continue to own, directly or indirectly, more than sixty percent (60%) of the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors of the new (or continued) entity (including, but not by way of limitation, an entity which as a result of such transaction owns the Company, or all or substantially all of the Company's former assets either directly or through one or more subsidiaries) immediately after such Business Combination, in substantially the same proportion as their ownership of the Company immediately prior to such Business Combination,
      (II) no person (excluding any entity resulting from such Business Combination or any employee benefit plan (or related trust) of the Company or of such entity resulting from such Business Combination) beneficially owns, directly or indirectly, twenty percent (20%) or more of the then combined voting power of the then outstanding voting securities of such entity, except to the extent that such ownership existed prior to the Business Combination, and (III) at least a majority of the members of the board of directors of the entity resulting from such Business Combination were members of the Incumbent Board at the time of the execution of the initial agreement, or of the action of the Board, providing for such Business Combination; or

(4) Approval by the stockholders of the Company of a complete liquidation or dissolution of the Company.

Notwithstanding the foregoing, this Plan shall constitute a "Contract" and a participant shall be an "Executive" within the meaning of the Household International, Inc. Grantor Trust Agreement for Employees and Former Employees, as may from time to time be amended (such trust and any successor thereto or replacement thereof, the "Grantor Trust"). Upon the occurrence of a Funding Date (as defined in the Grantor Trust), the Company shall pay to the Grantor Trust the amounts required thereby with respect to the benefits hereunder and take such other actions as are appropriate to protect such benefits. If the Grantor Trust is terminated or amended in a manner adverse to a participant, then upon a Change in Control (as defined in Section 4.01 of the Grantor Trust) the Company shall establish a replacement trust in form and substance reasonably acceptable to a participant and shall deliver to the replacement trust cash of a value sufficient to provide for the payment of all accrued benefits under this Plan."

                                       HOUSEHOLD INTERNATIONAL, INC.

                                    By /s/ George A. Lorch
                                       ---------------------------------------
                                       George A. Lorch
                                       Chair, Compensation Committee
                           Dated:      December 16, 1998

ATTEST:

/s/ Kenneth H. Robin
---------------------------
Kenneth H. Robin
Secretary
(CORPORATE SEAL)

                 SECOND AMENDMENT OF THE HOUSEHOLD INTERNATIONAL
                    NON-QUALIFIED DEFERRED COMPENSATION PLAN

         WHEREAS, pursuant to the Agreement and Plan of Merger by and among HSBC Holdings plc ("HSBC"), Household International, Inc. (the "Company") and H2 Acquisition Corporation, dated as of November 14, 2002 (the "Merger Agreement"), HSBC agreed to cause the surviving corporation in the transactions contemplated by the Merger Agreement (the "Merger") to honor the accrued benefits under each of the Company's non-qualified and deferred compensation plans; and

         WHEREAS, as required by the Merger Agreement, the Company has taken the necessary action so that the Company is not required to fund or otherwise set aside cash or other assets to provide for benefits under the Company's non-qualified and deferred compensation plans as a result of or in connection with the Merger;

         NOW THEREFORE, pursuant to Section 17 the Household International Non-Qualified Deferred Compensation Plan (the "Plan") and the resolutions adopted by the Compensation Committee and the Board of Directors of the Company on November 12, 2002, the Plan be and is amended, effective as of November 12, 2002, by adding the following new sentence at the end of Section 22 of the Plan:

                  "Notwithstanding any other provision of the Plan to the contrary, the transactions (the "Merger") contemplated by the Agreement and Plan of Merger by and among HSBC Holdings plc, the Company and H2 Acquisition Corporation, dated as of November 14, 2002 (the "Merger Agreement"), including, without limitation, the execution of the Merger Agreement and related documents, the announcement of the transactions contemplated by the Merger Agreement, any change in the composition of the Board of Directors of the Company resulting from the Merger, shareholder approval of the Merger, the acquisition of stock ownership or conversion of Company common stock or other Company securities in connection with the Merger, or other actions, transactions or consequences of any nature whatsoever, whether viewed in isolation or in the aggregate, occurring in connection with or resulting from the transactions contemplated by the Merger Agreement or the Merger, shall not constitute a "Funding Date" for any purpose of the Grantor Trust or the Plan or require the funding of the Grantor Trust or the establishment and funding of a replacement trust."

                            [Signature Page Follows]

                  Except as expressly modified hereby, the terms and provisions of the Plan shall remain in full force and effect.

                                    HOUSEHOLD INTERNATIONAL, INC.

                                    By: /s/ Colin P. Kelly
                                        -------------------------------
                                    Name: Colin P. Kelly
                                    Title: Executive Vice President -
                                    Administration

                                    Dated:  February 10, 2003

ATTEST:

By: /s/ Kenneth H. Robin
    ----------------------------------------
Name: Kenneth H. Robin
Title: Secretary

(CORPORATE SEAL)

                                 THIRD AMENDMENT
                                     OF THE
                      HOUSEHOLD INTERNATIONAL NON-QUALIFIED
                           DEFERRED COMPENSATION PLAN

                  WHEREAS, Household International, Inc. (the "Company") maintains the Household International Non-Qualified Deferred Compensation Plan (the "Plan"); and

                  WHEREAS, the Plan has been amended and further amendment of the Plan is now considered desirable;

                  NOW, THEREFORE, pursuant to the power reserved to the Compensation Committee of the Company under Section 17 of the Plan and resolutions adopted by the Board of Directors of the Company on November 12, 2002, the Plan be and is amended, effective as of March 28, 2003, by substituting the following for Section 7 of the Plan:

                           "Section 7. Investment. Each deferred compensation
                  account will be credited with earnings and/or losses from the date on which deferred compensation would initially have been payable until the date of payment. Any amounts that are deferred after March 28, 2003 will be deemed invested in Fund B, the Treasury Fund. This Fund B shall be credited with interest at a rate equal to the United States five-year treasury rate plus HFC's borrowing spread over that rate on the first day of each calendar quarter with interest compounded quarterly. Prior to March 28, 2003, a participant could elect to have his deferred compensation account be a deemed investment in either Fund A or Fund B. Fund A was known as the Household International, Inc. Common Stock Fund and the value of this Fund A was measured by Household International, Inc. common shares, but the value of Fund A is now measured by HSBC Holdings plc ordinary shares and is known as the Company Stock Fund. Deferred compensation accounts that were invested in Fund A, the Company Stock Fund, can remain so invested but any future dividends on Company Stock attributable to that Fund A will be invested in Fund B.

                           "The participant can change his or her investment
                  election as to the amount already credited to his account from Fund A to Fund B, but not vice versa, on a quarterly basis by filing an appropriate election form with the Committee prior to the first day of the quarter in which the election is to be effective. There is no guarantee a participant's deferred compensation account invested in Fund A will increase; amounts may decrease based on the performance of Fund A."

                                           HOUSEHOLD INTERNATIONAL, INC.

                                           By /s/ George A. Lorch
                                              ----------------------------------
                                              George A. Lorch
                                              Chair, Compensation Committee

                                              Dated: May 5, 2003

ATTEST:

/s/ Kenneth H. Robin
-----------------------
Kenneth H. Robin
Secretary

(CORPORATE SEAL)

                                 FIRST AMENDMENT
                                       OF
                      HOUSEHOLD INTERNATIONAL NON-QUALIFIED
              DEFERRED COMPENSATION PLAN FOR STOCK OPTION EXERCISES

         WHEREAS, Household International, Inc. (the "Company") maintains the Household International Non-Qualified Deferred Compensation Plan for Stock Option Exercises (the "Plan"); and

         WHEREAS, amendment of the Plan is now considered desirable;

         NOW, THEREFORE, pursuant to the power reserved to the Compensation Committee of the Company under Section 16 of the Plan and resolutions adopted by the Board of Directors of the Company on November 12, 2002, the Plan is hereby amended, effective as of March 28, 2003, in the following particulars:

         1. By adding the following new sentence at the end of Section 5 of the Plan:

                  "No deferral elections are permitted after March 28, 2003."

         2.       By substituting the following for Section 7 of the Plan:

                           "Section 7. Investment. Each deferred compensation
                  account was credited with shares of Household stock on the date on which the Household stock option was exercised. The shares of Household stock have been changed to a right to receive HSBC Holdings plc ordinary shares and therefore Company Stock refers to either the Household stock or the HSBC ordinary shares as appropriate. No dividends have been or will be paid on such Company Stock. There is no guarantee a participant's deferred compensation account will increase in value; the account may decrease in value based on the performance of the Company Stock."

         3. By substituting the following three sentences for the third and fourth sentences of Section 8 of the Plan:

                  "All deferred amounts to be paid to a participant in stock pursuant to the Plan are to be paid in shares of Company Stock with the value of such shares being the fair market value of an equal number of shares of Company Stock on the date of payment. For purposes of the Plan, the "fair market value" shall be the closing price on the London Stock Exchange of a share of Company Stock for the trading date preceding the respective determination date. A participant may choose to receive an equivalent number of HSBC American depositary shares instead of Company Stock and any fraction of a share of Company Stock will be paid in cash."

                                             HOUSEHOLD INTERNATIONAL, INC.

                                            By /s/ George A. Lorch
                                               ---------------------------------
                                               George A. Lorch
                                               Chair, Compensation Committee
                                               Dated:   May 5, 2003

ATTEST:

/s/ Kenneth H. Robin
--------------------------------
Kenneth H. Robin
Secretary

(CORPORATE SEAL)

                             HOUSEHOLD INTERNATIONAL

                    NON-QUALIFIED DEFERRED COMPENSATION PLAN
                           FOR STOCK OPTION EXERCISES

         Section 1. Purpose. The purpose of this Plan is to provide certain executives of Household International, Inc. (the "Company") and certain of its direct and indirect subsidiaries (the Company and such subsidiaries being referred to as the "Employers") the opportunity to defer receipt of compensation and provide for future savings of compensation earned in connection with the exercise of a Household stock option. The provision of such an opportunity is designed to aid the Company in attracting and retaining as executives persons whose abilities, experience and judgment can contribute to the well-being of the Company.

         Section 2. Name, Effective Date. The effective date of this plan known as the Household International Non-Qualified Deferred Compensation Plan for Stock Option Exercises (the "Plan") is November 15, 1999.

         Section 3. Eligibility. Any executive of the Employers in Career Band D or Career Band S who has outstanding stock options for Household International, Inc. Common Stock, $1.00 par value ("Household stock") is eligible to participate in this Plan.

         Section 4. Deferred Compensation Account. An unfunded deferred compensation account shall be established for each person who elects to participate in the Plan.

         Section 5. Amount of Deferral. In the calendar year prior to the exercise of a Household stock option on a date at least six months prior to the date the participant intends to exercise the Household stock option, the participant can make an irrevocable election to defer receipt of the stock that would otherwise be paid to the participant upon the exercise of the option. The Household stock deferred will be credited to the participant's deferred compensation account on the date such stock would otherwise be initially issued pursuant to the option exercise.

         Section 6. Election of Deferral. An election to defer receipt of stock due to the exercise of a Household stock option shall be made on forms provided by the Compensation Committee of the Board of Directors of the Company (the "Committee") for that purpose and shall be effective on the date indicated, but not before the date filed with the Committee. In order to have a valid deferral election, the participant who exercises the option must pay for the Household stock option with Household stock which he has held for at least six months. A payment in cash is not permitted. However, any tax withholding must be paid in cash, and not by reducing the Household stock received from the exercise.

         If a participant has failed to select a deferred distribution date for a deferral or if he terminates employment before such deferred distribution date, then distribution of such deferred compensation account will be made as soon as practicable in the calendar year following the date of the participant's termination of employment. For any deferral attributable to a Household stock option exercise, the earliest deferred distribution date specified by the participant must be at least two years after the year in which the stock option exercise occurred. The election shall be irrevocable upon receipt by the Committee.

         Section 7. Hypothetical Investment. Each deferred compensation account will be credited with shares of Household stock on the date on which the Household stock option is exercised. No dividends shall be paid on such stock. There is no guarantee a participant's deferred compensation account will increase in value; the account may decrease in value based on the performance of Household stock.

         Section 8. Payment of Deferral. If a participant elected to defer any year's compensation under this Plan to a specific date other than his or her termination of employment, the value of such year's deferred compensation will be payable in stock with only fractional shares paid in cash on the date specified unless it is paid earlier due to termination of employment. The value of a participant's deferred compensation account will be payable in stock with only fractional shares paid in cash as soon as practicable following the end of the year in which a participant terminates employment unless an earlier date is specified by the participant in his election to defer compensation. All deferred amounts to be paid to a participant pursuant to the Plan are to be paid in shares of Household stock with the value of such shares being the fair market value of an equal number of shares of Household stock on the date of payment. For purposes of the Plan, the "fair market value" shall be the average of the high and low sale prices for a share of Household stock as published in The Wall Street Journal for the respective payment date.

         In the event that the participant becomes totally disabled, the Committee, in its absolute discretion, may distribute all or a portion of the participant's deferred compensation account according to a revised payment schedule but it must still be paid in stock.

         Section 9. Withholding. Subject to the following sentence, there shall be deducted from all deferrals and payments under this Plan the amount of any taxes required to be withheld by any federal, state or local government unless these amounts are paid in cash by the participant. However, for any taxes required to be withheld by any federal, state or local government in connection with a deferral, these amounts must be paid in cash and not by reducing the shares otherwise credited to the participant's account. The participants and their beneficiaries, distributees, and personal representatives will bear any and all federal, foreign, state, local or other income or other taxes imposed on amounts deferred or paid under this Plan.

         Section 10. Designation of Beneficiary. A participant may designate a beneficiary or beneficiaries which shall be effective upon filing written notice with the Committee on the form provided by the Committee for that purpose. If no beneficiary is designated, the beneficiary will be the participant's estate. If more than one beneficiary statement has been filed, the beneficiary or beneficiaries designated in the statement bearing the most recent date will be deemed the valid beneficiary or beneficiaries.

         Section 11. Death of Participant or Beneficiary. In the event of a participant's death before he has received the full value of his deferred compensation account, the then current value of the participant's deferred compensation account shall be determined and such amount shall be paid to the beneficiary or beneficiaries of the deceased participant as soon as practicable thereafter in stock with only fractional shares paid in cash. If no designated beneficiary has been named or survives the participant, the beneficiary will be the participant's estate.

         Section 12. Participant's Rights Unsecured. The right of any participant or beneficiary to receive payment under the provisions of the Plan shall be an unsecured claim against the general assets of the Company, and any successor company in the event of a merger, consolidation, reorganization or any other event which causes the Company's assets or business to be acquired by another company. No provisions contained in the Plan shall be construed to give any participant or beneficiary at any time a security interest in the deferred compensation account or any other assets of the Company.

         Section 13. Statement of Account. Statements will be sent to participants following the end of each year as to the value of their deferred compensation accounts as of December 31st of such year.

         Section 14. Assignability. No right to receive payments hereunder shall be transferable or assignable by a participant or a beneficiary.

         Section 15. Administration of the Plan. The Plan shall be administered by the Committee. The Committee shall conclusively interpret the provisions of the Plan, decide all claims, and shall make all determinations under the Plan. The Committee shall act by vote or written consent of a majority of its members. The Committee may authorize the appointment of an agent to perform recordkeeping and other administrative duties with respect to the Plan.

         Section 16. Amendment or Termination of Plan. This Plan may at any time or from time to time be amended, modified or terminated by the Committee. No amendment, modification or termination shall, without the consent of a participant, adversely affect such participant's accruals on his prior elections. Rights accrued prior to termination of the Plan will not be canceled by termination of the Plan.

         Section 17. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Illinois.

         Section 18. Payment of Certain Costs of the Participant. If a dispute arises regarding the interpretation or enforcement of this Plan and the participant (or, in the event of his death, his beneficiary) obtains a final judgment in his favor from a court of competent jurisdiction from which no appeal may be taken, whether because the time to do so has expired or otherwise, or his claim is settled by the Company prior to the rendering of such a judgment, all reasonable legal and other professional fees and expenses incurred by the participant in contesting or disputing any such claim or in seeking to obtain or enforce any right or benefit provided for in this Plan or in otherwise pursuing his claim will be promptly paid by the Company with interest thereon at the highest Illinois statutory rate for interest on judgments against private parties from the date of payment thereof by the participant to the date of reimbursement to him by the Company.

         Section 19. Securities Law. With respect to participants subject to
Section 16 of the Exchange Act, transactions under this Plan are intended to comply with all applicable provisions of Rule 16b-3 or its successor under the Securities Exchange Act of 1934. To the extent any provision of the Plan or action by the Committee or its designee fails to so comply, it shall be deemed null and void.

         Section 20. Change in Control. A "Change in Control " shall be deemed to have occurred if:

         (1) Any "person" (as defined in Section 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act")), excluding for this purpose the Company or any subsidiary of the Company, or any employee benefit plan of the Company, or any subsidiary of the Company, or any person or entity organized, appointed or established by the Company for or pursuant to the terms of such plan which acquires beneficial ownership of voting securities of the Company, is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act) directly or indirectly of securities of the Company representing twenty percent (20%) or more of the combined voting power of the Company's then outstanding securities; provided, however, that no Change in Control shall be deemed to have occurred as the result of an acquisition of securities of the Company by the Company which, by reducing the number of voting securities outstanding, increases the direct or indirect beneficial ownership interest of any person to twenty percent (20%) or more of the combined voting power of the Company's then outstanding securities, but any subsequent increase in the direct or indirect beneficial ownership interest of such a person in the Company shall be deemed a Change in Control; and provided further that if the Board of Directors of the Company determines in good faith that a person who has become the beneficial owner directly or indirectly of securities of the Company representing twenty percent (20%) or more of the combined voting power of the Company's then outstanding securities has inadvertently reached that level of ownership interest, and if such person divests as promptly as practicable a sufficient amount of securities of the Company so that the person no longer has a direct or indirect beneficial ownership interest in twenty percent (20%) or more of the combined voting power of the Company's then outstanding securities, then no Change in Control shall be deemed to have occurred;

         (2) During any period of two (2) consecutive years (not including any period prior to December 1, 1998) individuals who at the beginning of such two-year period constitute the Board of Directors of the Company and any new director or directors (except for any director designated by a person who has entered into an agreement with the Company to effect a transaction described in subparagraph (1), above, or subparagraph (3), below) whose election by the Board or nomination for election by the Company's stockholders was approved by a vote of at least two-thirds of the directors then still in office who either were directors at the beginning of the period or whose election or nomination for election was previously so approved, cease for any reason to constitute at least a majority of the Board (such individuals and any such new directors being referred to as the "Incumbent Board");

         (3) Consummation of (x) an agreement for the sale or disposition of the Company or all or substantially all of the Company's assets, (y) a plan of merger or consolidation of the Company with any other corporation, or (z) a similar transaction or series of transactions involving the Company (any transaction described in parts (x) through (z) of this subparagraph (3) being referred to as a "Business Combination"), in each case unless after such a Business Combination (I) the stockholders of the Company immediately prior to the Business Combination continue to own, directly or indirectly, more than sixty percent (60%) of the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors of the new (or continued) entity (including, but not by way of limitation, an entity which as a result of such transaction owns the Company, or all or substantially all of the Company's former assets either directly or through one or more subsidiaries) immediately after such Business Combination, in substantially the same proportion as their ownership of the Company immediately prior to such Business Combination, (II) no person (excluding any entity resulting from such Business Combination or any employee benefit plan (or related trust) of the Company or of such entity resulting from such Business Combination) beneficially owns, directly or indirectly, twenty percent (20%) or more of the then combined voting power of the then outstanding voting securities of such entity, except to the extent that such ownership existed prior to the Business Combination, and (III) at least a majority of the members of the board of directors of the entity resulting from such Business Combination were members of the Incumbent Board at the time of the execution of the initial agreement, or of the action of the Board, providing for such Business Combination; or

         (4) Approval by the stockholders of the Company of a complete liquidation or dissolution of the Company.

         Notwithstanding any other provision of the Plan, if a Change of Control occurs, then the Company shall create a trust or take such other actions as are appropriate to protect each participant's deferred compensation account.